EXHIBIT 10c

K2 INC.

GUARANTY AND SECURITY AGREEMENTS CONFIRMATION

CONFIRMATION, dated as of July 1, 2004 (this “Confirmation”), with respect to the Guaranty Agreements (as defined in the Amended and Restated Credit Agreement (defined below)) and the Security Agreements (as defined in the Amended and Credit Agreement (defined below); the Guaranty Agreements and the Security Agreements, collectively, the “Credit Support Documents”).

WHEREAS, K2 Inc. and certain of its subsidiaries party thereto, the Lenders, certain other parties and Bank One, NA, as agent, are parties to the Credit Agreement, dated as of March 25, 2003, as amended by the First Amendment dated as of May 27, 2003, the Second Amendment dated as of June 30, 2003, the Consent and Third Amendment dated as of September 12, 2003, the Consent and Fourth Amendment dated as of October 16, 2003, the Fifth Amendment dated as of December 8, 2003, the Sixth Amendment dated as of January 22, 2004, the Seventh Amendment dated as of March 5, 2004, the Eight Amendment dated as of May 6, 2004, and the Ninth Amendment dated as of June 30, 2004 (the “Existing Credit Agreement”);

WHEREAS, concurrently with the execution of this Confirmation, the Existing Credit Agreement will be amended and restated as of the date hereof (the Existing Credit Agreement, as so amended and restated, the “Amended and Restated Credit Agreement”; unless otherwise defined herein, capitalized terms defined therein and used herein being so used as so defined);

WHEREAS, each party to a Guaranty Agreement has guaranteed, and has agreed to reaffirm its guarantee of, the obligations guaranteed therein;

WHEREAS, each party to a Security Agreement has granted to the Agent, for the ratable benefit of the Lenders, a first priority security interest in the collateral referred to therein, as collateral security for the Obligations; and

WHEREAS, each party hereto (each, a “Confirming Party”) wishes to confirm that all of its liabilities and obligations, and Liens and security interests created, as applicable, under the Credit Support Documents to which it is a party will remain in full force and effect after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended and Restated Credit Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Amended and Restated Credit Agreement and to induce the Lenders to make or maintain their extensions of credit thereunder, each Confirming Party hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

1.	Each Confirming Party hereby consents to the execution and delivery of, and the amendment and restatement of the Existing Credit Agreement pursuant to, the Amended and Restated Credit Agreement. Each Confirming Party hereby agrees that each reference to the “Credit Agreement” in the Credit Support Documents shall be deemed to be a reference to the Amended and Restated Credit Agreement and that each reference to the “Agent” shall be deemed to be a reference to the Collateral Agent and/or the Administrative Agent, as applicable.

2.	Each Confirming Party hereby agrees that:

a.	all of its obligations and liabilities under the Credit Support Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended and Restated Credit Agreement; and

b.	all of the Liens and security interests created and arising under the Security Agreements remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as existed prior to the effectiveness of the Amended and Restated Credit Agreement, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended and Restated Credit Agreement, as collateral security for the Obligations.

3.	Each Confirming Party hereby agrees, with respect to the Pledge and Security Agreement, dated as of March 25, 2003 between the Parent and the Agent, as amended, that upon the effectiveness of this Confirmation, Section 7.2 of such Pledge and Security Agreement shall be amended and restated in its entirety to read as follows:

“Section 7.2. Control. All collections of the Debtor or any other Person received in any lockbox or Collection Account or directly by the Debtor, the Agents, or any other Person on behalf of the Debtor or the Agents and all funds in any Collection Account or other account to which such collections are deposited, shall at all times be subject to the Liens of the Agents. Except during a Dominion Period, the Debtor may direct, and shall have sole control over, the manner of disposition of its funds in any lockbox or Collection Account. During a Dominion Period, the funds in any lockbox or Collection Account shall be subject to the Administrative Agent’s sole control, and withdrawals by the Debtor shall not be permitted except with the consent of the Administrative Agent.”

4.	Each Confirming Party hereby agrees, with respect to the Pledge and Security Agreement, dated as of March 25, 2003 between the Parent and the Agent, as amended, that upon the effectiveness of this Confirmation, Section 7.3 of such Pledge and Security Agreement shall be amended and restated in its entirety to read as follows:

“Section 7.3 Collection of Receivables. During a Dominion Period, upon notice of the Administrative Agent, (a) the Debtor shall, and, during the existence of any Default, shall permit the Administrative Agent to, promptly notify the Account Debtors or obligors under the Debtor’s Receivables of the Administrative Agent’s interest therein and direct such Account Debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Administrative Agent and the Administrative Agent may charge the reasonable collection costs and expenses against the proceeds received pursuant to the terms of the Credit Agreement, (b) the Debtor shall execute and deliver to the Administrative Agent such documents as the Administrative Agent shall require to grant the Administrative Agent access to any post office box in which collections of Receivables and other Collateral are received, and (c) the Debtor shall thereafter hold in trust for the Administrative Agent all amounts and proceeds received by the Debtor with respect to any Collateral and promptly after receipt deliver to the Administrative Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft, or otherwise, with any necessary endorsements.”

5.	Each Confirming Party hereby agrees, with respect to the Pledge and Security Agreement, dated as of March 25, 2003 between each of the U.S. Obligated Parties (other than the Parent) and the Agent, as amended, that upon the effectiveness of this Confirmation, Section 7.3 of such Pledge and Security Agreement shall be amended and restated in its entirety to read as follows:

“Section 7.2. Control. All collections of each Debtor or any other Person received in any lockbox or Collection Account or directly by a Debtor, the Agents, or any other Person on behalf of a Debtor or the Agents and all funds in any Collection Account or other account to which such collections are deposited, shall at all times be subject to the Liens of the Agents. Except during a Dominion Period, a Debtor may direct, and shall have sole control over, the manner of disposition of its funds in any lockbox or Collection Account. During a Dominion Period, the funds in any lockbox or Collection Account shall be subject to the Administrative Agent’s sole control, and withdrawals by a Debtor shall not be permitted except with the consent of the Administrative Agent.”

6.	Each Confirming Party hereby agrees, with respect to the Pledge and Security Agreement, dated as of March 25, 2003 between each of the U.S. Obligated Parties (other than the Parent) and the Agent, as amended, that upon the effectiveness of this Confirmation, Section 7.3 of such Pledge and Security Agreement shall be amended and restated in its entirety to read as follows:

“Except during a Dominion Period, daily, the Debtors may direct, and shall have sole control over, the manner of disposition of their funds in any Collection Account. During a Dominion Period, upon notice of the Administrative Agent, (a) the Debtors shall, and, during the existence of any Default, shall permit the Administrative Agent to, promptly notify the Account Debtors or obligors under the Debtor’s Receivables of the Administrative Agent’s interest therein and direct such Account Debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Administrative Agent and the Administrative Agent may charge the reasonable collection costs and expenses against the proceeds received pursuant to the terms of the Credit Agreement, (b) the Debtors shall execute and deliver to the Administrative Agent such documents as the Administrative Agent shall require to grant the Administrative Agent access to any post office box in which collections of Receivables and other Collateral are received, and (c) the Debtors shall thereafter hold in trust for the Administrative Agent all amounts and proceeds received by the Debtors with respect to any Collateral and promptly after receipt deliver to the Administrative Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft, or otherwise, with any necessary endorsements.”

7.	Each Confirming Party hereby represents and warrants that each of the representations and warranties contained the Credit Support Documents, is true and correct in all material respects on and as the date hereof (after giving effect to this Confirmation and each of the addenda to the schedules attached to the joinder documents delivered from time to time since March 25, 2003) as if made on and as of such date; provided that references in the representations and warranties contained in the Credit Support Documents to the “the date hereof” shall be deemed to refer to the date of this Confirmation.

8.	Each Confirming Party agrees that it shall take any action reasonably requested by the Administrative Agent or the Collateral Agent in order to confirm or effect the intent of this Confirmation.

9.	This Confirmation shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

10.	This Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have caused this CONFIRMATION to be executed and delivered by their respective duly authorized officer as of the day and year first above written.

K2 INC.

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President-Finance

BRASS EAGLE, LLC
EX OFFICIO LLC
K2 EYEWEAR, LLC
WGP, LLC

By:	K2 Inc., its sole Member

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President and Chief Financial Officer

HILTON CORPORATE CASUALS, LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
WORTH, LLC

By:	K2 Inc., its Manager

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President and Chief Financial Officer

EARTH PRODUCTS, INC.
J. DEBEER & SON, INC.
K2 BIKE, INC.
K-2 CORPORATION
K-2 INTERNATIONAL, INC.
K2 LICENSING & PROMOTIONS, INC.
K2 MERCHANDISING, INC.
K2 SNOWSHOES, INC.
KATIN, INC.
MORROW SNOWBOARDS, INC.
RAWLINGS SPORTING GOODS COMPANY
RIDE, INC.
RIDE SNOWBOARD COMPANY
SHAKESPEARE INDUSTRIES, INC.
SITCA CORPORATION
SMCA, INC.
STEARNS INC.
WORTH ACCESSORIES, INC.
WORTH BAT COMPANY, INC.

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President
BRASS EAGLE CHALLENGE PARK, INC.

By	/s/ DIANA CRAWFORD
Diana C. Crawford
Secretary

BRASS EAGLE MISSISSIPPI LLC

By:	/s/ JOHN J. RANGEL
John J. Rangel, as a Manager

JT PROTECTIVE GEAR LLC

By:	/s/ JOHN J. RANGEL
John J. Rangel, as a Manager

JT USA LLC

By:	/s/ JOHN J. RANGEL
John J. Rangel, as a Manager

SATV, LLC

By:	Stearns Inc., as sole Member

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President

SHAKESPEARE ALL STAR ACQUISITION LLC

By:	Shakespeare Company, LLC, as sole Member

By:	K2 Inc., its Manager

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President and Chief Financial Officer

K2 CORPORATION OF CANADA
RAWLINGS CANADA INCORPORATED

By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President

SHAKESPEARE COMPANY (UK) LIMITED
SHAKESPEARE INTERNATIONAL LIMITED
SHAKESPEARE MONOFILAMENT UK LIMITED

By:	/s/ JOHN J. RANGEL
John J. Rangel
Director

By:	/s/ DIANA CRAWFORD
Diana Crawford
Secretary
Accepted and acknowledged as of the date first above written: JPMORGAN CHASE BANK, as Administrative Agent

By:	/s/ KEVIN D. PADGETT
Name:	Kevin D. Padgett
Title:	Vice President

BANK ONE, NA, as Collateral Agent

By:	/s/ JAMES GURGONE
Name:	James Gurgone
Title:	Director